CONSOLIDATED BALANCE SHEETS (Parenthetical) ¥ in Thousands	Dec. 31, 2021 CNY (¥) shares	Dec. 31, 2020 CNY (¥) shares
CONSOLIDATED BALANCE SHEETS
Accounts receivable, net of allowance for doubtful accounts | ¥	¥ 0	¥ 0
Ordinary shares, shares authorized	2,000,000,000	2,000,000,000
Ordinary shares, shares issued	955,876,116	941,450,185
Ordinary shares, shares outstanding	927,776,552	927,776,552